Exhibit 99.1


AMASS
DRY GIN
GOOD TWIN
GOOD TWIN
ROSA BLANCO
CALIROSA
SUMMER WATER

ABG

AMASS BRANDS GROUP

Disclaimer

This presentation has been prepared by AMASS Brands Group (Nasdaq: AMSS) (the “Company”) solely for informational purposes and does not constitute an offer to sell, or a solicitation of an offer to purchase, any securities of the Company, nor shall it form the basis of any contract or investment decision. This presentation contains “forward-looking statements,” including statements regarding the Company’s strategy, market opportunities, industry growth, brand performance, product launches, distribution expansion, revenue growth, margins, liquidity, capital requirements, acquisitions, operational objectives and future financial performance. These statements are based on management’s current expectations, estimates and assumptions, involve known and unknown risks, uncertainties and other factors, and are not guarantees of future performance; actual results may differ materially from those expressed or implied. Readers should not place undue reliance on forward-looking statements, and, except as required by law, the Company undertakes no obligation to update or revise them. FY2025 figures presented herein are unaudited and subject to change upon completion of the applicable audit. “Core Revenue,” “Adjusted EBITDA” and any other non-GAAP financial measures are prepared on a management basis, as described in the footnotes to the relevant pages, may exclude divested or non-core operations, including Winc DTC, Full Glass and bulk juice-inventory sales, and should not be considered in isolation or as substitutes for the most directly comparable GAAP measures; reconciliations or additional explanations are provided on the relevant pages where applicable. De Soi information is presented on a pro forma and illustrative basis only; the Company holds an approximately 20% minority interest in De Soi, and De Soi is not consolidated in the Company’s financial statements. Any companies, brands, transactions or historical performance examples included in this presentation were selected for illustrative purposes, do not constitute a comprehensive or directly comparable peer group, and should not be interpreted as indicating that the Company will achieve similar operating, financial, stock-price or valuation results; past performance is not indicative of future results. Market, industry, competitor and third-party information has been obtained from the sources identified on the relevant pages and other sources believed to be reliable, but has not been independently audited or verified by the Company, may be based on differing definitions, methodologies, reporting periods and assumptions, and is not guaranteed to be accurate or complete. Third-party names, logos and trademarks are the property of their respective owners, and their inclusion does not imply affiliation with, sponsorship of or endorsement of the Company. For a discussion of the risks and uncertainties that could cause actual results to differ materially, including risks relating to liquidity, financing, dilution, operating losses, competition, regulatory developments, distribution relationships, acquisitions, internal controls and Nasdaq continued-listing requirements, refer to the risk factors and other disclosures contained in the Company’s most recent Form 10-K, Form 10-Q, registration statements, Current Reports on Form 8-K and other filings with the Securities and Exchange Commission.

INVESTMENT THESIS

Build the modern beverage portfolio company.

For how people drink today — and tomorrow.

AMASS puts multiple brands on one operating system — shared distribution, marketing, data and capital — so every new bet gets leverage and every breakout has a faster path to scale.

THE PORTFOLIO ADVANTAGE

More shots on goal / Lower single-brand risk

81%

3-yr revenue CAGR

*Revenue from 2022-2025.

$93M

Lifetime Rev

FY2020 through June 2026, validated against audited years

THE ADVANTAGE

WE ALREADY HAVE THE HARDEST SHELF IN BEVERAGE.

We started in alcohol - that's our unfair advantage. Building a national alcohol business meant building the hardest infrastructure in beverage: distributor relationships, retail shelf, on-premise, and compliance across all 50 states. Most non-alcoholic and functional brands spend years trying to reach that shelf. We already live there.

~47,000

POINTS OF DISTRIBUTION

MAY 2025-MAY 2026

2.5 SKUS

PER ACCOUNT AVERAGE

Accounts usually buy more than one of our products

606

DISTINCT CHAIN BANNERS

Retail + on-premise reached to date

All 50 states

NATIONAL REACH

THE PORTFOLIO'S BEST-SELLING ACCOUNTS

- #1 Whole Foods Market
- #2 Trader Joe's
- #3 H-E-B
- #4 Total Wine Spirits · Beer & More
- #5 Albertsons
- #6 Natural Grocers

MARKET CONTEXT

MODERN DRINKING IS GETTING MORE INTENTIONAL ON BOTH SIDES OF THE BAR

From GLP-1 trends to the craft cocktail, people want real function, better ingredients and less sugar in the glass.

-5%
US BEV ALC VOLUME
Total bev-alc volume, 2025

$78B
U.S. FUNCTIONAL BEV MARKET
Forecast size by 2030

+36%
NO-ALCOHOL VOLUME GROWTH
Forecast 2024-2029

AMASS PLAYS IN THE FASTEST GROWING CORNERS OF BEVERAGE

NA SPIRITS +18%	NA SPARKLING WINE +34%	HYDRATION POWDERS +15%	PREMIUM MIXERS +12%	ORGANIC WINE +14%
AMASS	GOOD TWIN	AMASS ELECTROLYTE	AMASS ELECTROLYTE	PIZZOLATO ORGANIC WINE; biokult ÖSTERREICH

Sources: IWSR (U.S. beverage-alcohol volume; no-alcohol growth forecast); Gallup (health perception of moderate drinking), Grand View Research.

MARKET CONTEXT

AMASS HAS THE LEADERS IN EACH CATEGORY



Good Twin

LATEST 4 WEEKS

#1

organic non-alc wine <$20

+99% YOY sales growth


PROSECCO

Pizzolato

LATEST 52 WEEKS

#1

organic sparkling wine

About 27% of the segment; #1 in every window.


SUMMER WATER

Summer Water

LATEST 52 WEEKS

#1

domestic rosé under $20

The best-selling American rosé at its price.



Biokult

LATEST 52 WEEKS

#1

organic Grüner Veltliner

About 52% of the segment; the category leader.

Source: NielsenIQ retail scan, Total US, data through 7/11/2026. Rank and share among brands measured by NielsenIQ within the stated segment; growth vs. the same period a year ago.

THE PORTFOLIO BACKBONE

FROM ALCOHOL-FIRST TO MODERN BEVERAGE COMPANY.

AMASS used the post-pandemic alcohol correction as a catalyst to reposition around faster-growing non-alcoholic, functional and hydration categories.

2019	2022	2023	2024	2025	2026
Alcohol foundation	**First move beyond alcohol**	**Scale & platform**	**Diversification**	**Market correction**	**Hydration focus**
Company founded; AMASS Gin launches	De Soi introduced with Katy Perry	Winc assets & Natural Merchants acquired	DTC sold; Full Glass stake; Good Twin incubated	Pandemic-era alcohol boom reverses	AMASS Electrolyte Mixer becomes the core growth focus

AMASS | De Soi non-alcoholic apéritifs | SUMMER WATER | GOOD TWIN | AMASS ELECTROLYTE MIXER

After the pandemic-era boom, the industry entered an "alcohol recession," driven by a dramatic post-COVID market correction and a consumer shift toward moderation, wellness and functionality.

Category Growth Shift (Indexed, 2017 = 100)



Non-Alc + Hydration
Beverage Alcohol
300
250
200
150
100
50
0
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026

Chart is illustrative/indexed rather than a reported single data series. Sources used: IWSR 2026 major reset; IWSR 2025 Global Trends; NIQ 2025 Non Alcohol is No Longer a Niche; Grand View Research Non-Alcoholic Beverages Market 2026-2033; Fortune Business Insights Electrolyte Drinks Market 2026-2034; Glanbia/GlobalData hydration trends.


AMASS
ELECTROLYTE
MIXER
SALTED GRAPEFRUIT
SALTED
GRAPEFRUIT
AMASS
ELECTROLYTE
MIXER
LEMON YUZU
LEMON
YUZU
AMASS
ELECTROLYTE
MIXER
GINGER LIME
SALTED
LIME
AMASS
ELECTROLYTE
MIXER
SEA SALT CLUB SODA
PACIFIC
SEA SALT
LEMON
YUZU

THE FIRST LIFESTYLE HYDRATION BRAND

The only hydration brand that mixes into water or alcohol to fit into the modern consumer's life anytime, anywhere.

CANNED ELECTROLYTE MIXERS	AMASS	OTHERS
CALORIES	0-20 CAL	15-142 CAL
ADDED SUGAR	0G	3-32G

ELECTROLYTE POWDERS	AMASS	OTHERS
ADDED SUGAR	0G	UP TO 11G
CALORIES	5G	UP TO 50
B-VITAMINS	FULL COMPLEX	OFTEN INCOMPLETE

TOP DISTRIBUTORS IN 6 KEY MARKETS HAVE ALREADY COMMITTED TO AMASS ELECTROLYTES IN MONTH 2



MI
NY
IL
CO
CA
GA

DTC First 2 Months

- 46% of customers live in top-10%-income zip codes (~4.6× the population baseline)
- Top ads earn 1.5–1.6× the food & beverage CTR benchmark
- 75% of customers opt in to email marketing vs. typical e-commerce capture of just 1.5–3.5% of visitors

Source: Company Shopify customer data (July 2026) matched to IRS Statistics of Income zip-code data, TY2022. Meta Ads account data, 7-day period ending 7/26/26; benchmark: Triple Whale Facebook Ads Benchmarks, ~35,000 brands, CY2025; see also WordStream 2025 all-industry avg, Claspo email capture study, 51,000 sites, 2024–2026, visitor-capture and buyer opt-in use different denominators.

NON-ALCOHOL - MAJORITY OWNED

GOOD TWIN

ORGANIC • NON ALCOHOLIC • SPARKLING

The **#1 organic non-alcoholic wine in the U.S. under $20** — 73% of its segment, held in every period. Organic, sparkling, incubated by AMASS.

+99%

SALES GROWTH YOY

Nearly doubled in the latest 4 weeks — and accelerating every window.

6.3×

CATEGORY GROWTH RATE

vs. U.S. non-alcoholic wine overall, itself up +15.7%.

2×

SALES VELOCITY

Each placement sells about twice as hard as the category median.

BELOVED BY ICONIC ACCOUNTS

WHOLE FOODS MARKET · EREWHON · Raley's · NATURAL GROCERS

MONKEY BAR · PRINTEMPS · Au Cheval · frenchette


GOOD
TWIN

Source: NielsenIQ retail scan, Total US, latest 4 weeks ending July 11, 2026. #1 within organic non-alcoholic wine, $10–19.99. Velocity = dollars per point of distribution (CWD).

PIZZOLATO

ORGANIC WINE

The **#1 organic sparkling wine in the U.S.** Certified-organic Prosecco from Veneto, Italy, ranked first in every Nielsen period.

30%	1.9×	+31%	2.7×
DOLLAR SHARE	**VS. #2 BRAND**	**SINGLE-SERVE YOY**	**SALES VELOCITY**
of U.S. organic sparkling wine, nearly 1 of every 3 dollars.	nearly double the sales, at ~4× the per-store productivity.	187mL growth; #2 single-serve sparkling rosé in the U.S.	~$96K per distribution point vs. the organic-wine median.

Nationwide Whole Foods rollout began June 1, with Mini, 750mL and 1.5L formats now on shelf nationally.

RETAIL FOOTPRINT

Whole Foods Market · Total Wine & More · Albertsons · Safeway · Rouses Markets · Natural Grocers


PROSECCO

ALCOHOL 2.0 - OWNED BRAND

Summer Water

The #1 domestic rosé in the $15–20 premium tier — a dry, sugar-free, summer-first brand built for repeatable, high-velocity occasions: beach, pool, patio, picnic, gifting.

WINE ENTHUSIAST TRACK RECORD

Five straight vintages rated 90+

2019	2021	2022	2023	2024
92	91	90	91	**93**
EDITORS' CHOICE	EDITORS' CHOICE	BEST BUY	BEST BUY	EDITORS' CHOICE

A 93 is a score fewer than 1% of rosés ever earn — the #1-rated American rosé under $20. Outscores every vintage of Whispering Angel ever reviewed.

NIELSENIQ · U.S. RETAIL STANDING

#1
DOMESTIC ROSÉ, $15–20
17.3% segment share — #1 of 219 brands, in every period measured

Top 6
ROSÉ $15–20, ALL ORIGINS
Only imports rank ahead; a top-7 domestic rosé at any price

1.3×
CATEGORY SELLING SPEED
Sales per point of distribution vs. the rosé category median

ROBUST RETAIL FOOTPRINT

Whole Foods Market · Kroger · Albertsons · Safeway · Harris Teeter · Total Wine & More

Sources: Wine Enthusiast (2024 vintage, published Oct 2025; historical review database) · NielsenIQ retail scan, Total US, 52 weeks ending 7/11/2026 · retailer product pages.


SUMMER WATER

FUNCTIONAL - MINORITY INVESTMENT


AFTER DREAM
CALAMANSI LIME
AFTER DREAM
TROPICAL
AMASS BRANDS GROUP

Regulatory clarity could unlock a scaled alcohol-alternative channel.

Afterdream is already positioned for the occasion: microdosed THC, CBD, organic lion's mane and L-theanine for a clear, calm, hangover-free lift.

69% *AFTERDREAM DTC RETURNING CUSTOMER RATE L30D*

IF FEDERAL / STATE RULES BREAK RIGHT

$9.9–$14.9B projected THC beverage TAM

$1.1B+ THC beverage sales in 2024

26% restaurant operators would consider THC drinks with clear rules

Live platform: 3 flavors • third-party tested • DTC + wholesale • ships to 32+ states where compliant

Note: Upside is regulation-dependent. Current federal changes scheduled for Nov. 12, 2026 could materially restrict hemp-derived THC beverages unless delayed, replaced or clarified. Sources: Afterdream.com; Whitney Economics via Clark Hill; National Restaurant Association; CSG South.